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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2003

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)
118-29 Queens Boulevard, Forest Hills, New York 11375 (Address of principal executive offices) (Zip Code)
(718) 709-3026 (Registrant's telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure

        On June 10, 2003, we issued a press release announcing the order of 100 EMBRAER 190 aircraft along with options to acquire an additional 100 aircraft. This press release is filed herewith as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release dated June 10, 2003, titled "JETBLUE AIRWAYS ORDERS 100 EMBRAER 190 JET AIRCRAFT, WITH OPTIONS FOR AN ADDITIONAL 100".

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: June 10, 2003	By:	/s/ HOLLY L. NELSON Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated June 10, 2003, titled "JETBLUE AIRWAYS ORDERS 100 EMBRAER 190 JET AIRCRAFT, WITH OPTIONS FOR AN ADDITIONAL 100".

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  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX